Doral Financial Corporation Q4 2013 Investor Presentation March 24, 2014 Exhibit 99.2

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the
“PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.
By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2013 Annual Report on Form 10-K and other filings we make with the
Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2013 Annual Report on Form 10-K, which is available in the Company's website at , as they may be updated from time to time in the
Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws.
www.doralfinancial.com

2013 Review

Compliance with Regulatory Requirements
o
Experienced higher operating costs to meet Consent Order (FDIC) and Written Agreement  (Federal Reserve) requirements
o
DFC contributed $131MM of Capital in 2013 to maintain Doral Bank capital ratios above Consent Order requirements
Continued Contraction in Puerto Rico market
o
Key economic indicators including GDP, Population and Employment fell during 2013
o
Doral maintained #2 mortgage position, however origination volume fell by 10% from 2012 to 2013
Improvements made to Asset Quality, however credit costs remained high
o
Established Doral Recovery and reduced NPAs by $38MM
(2)
during 2013
o
Credit Costs in Puerto Rico exceeded $100MM for 2013 while the NPL coverage ratio increased from 35%
(1)
to 40%
(1)
Profitable Expansion of US Operations
o
Increased assets by 18% to $2.8B and deposits by 11% to $1.7B; US Operations now account for 41% of loans
o
Segment Net income increased 17% to $55MM
1
Excludes Residential Mortgage loans guaranteed by FHA/VA
2
Excludes Loans Held for Sale & Residential Mortgage loans guaranteed by FHA/VA

Q4 2013 Results

Q4 results negatively impacted by continued deterioration in the Puerto Rico market and charges related to actions taken to contribute over $81MM from Doral Financial Corporation to Doral Bank.
Bank Capital Ratios improved, however capital contribution actions resulted in a $9MM loss in the quarter
o
Bank Leverage Ratio improved to 8.5% following contribution of $81.4MM from Doral Financial Corporation
NPAs declined by $27MM, however credit costs totaled over $40MM
o
Exploring more cost effective NPA reduction options:  restructures / modifications, discounted pay-offs, portfolio sales
Core business performance continues to demonstrate progress:
o
o
o
Net Income (Loss) $(50.9)MM
o
Provisions $25.8MM
o
Net Interest Margin 302bps
o
Tier-1 Leverage Ratio (Doral Bank) 8.5%
Maintained #2 position in Puerto Rico Mortgage despite a contracting market
US Operations:  Contributed $15MM of income on $30MM of revenue; revenue up $2MM on higher yields

Doral Financial Corporation Profile

Company Overview
$8.5B Asset PR Mortgage & US Commercial Bank
Doral Bank capital ratios continue to exceed regulatory
requirements:
o
DFC (Holding Company) contributed $81.4MM of capital to
Doral Bank during Q4
o
Tier-1 Leverage Ratio (DFC): 7.6%
o
Tier-1 Leverage Ratio (Doral Bank):  8.5%
Book Value of $57.65 per share
o
A valuation allowance against Doral’s remaining deferred
tax asset represents an additional $ 48.31 per share ($321.2MM)
Doral operates two segments:
1. Doral Growth : Puerto Rico Mortgage & US Commercial Bank
o
US:  Commercial & Retail Bank (41% of Loans)
o
PR Growth: Mortgage & Retail Bank (33% of Loans)
2. Doral Recovery: Puerto Rico Special Servicing Portfolio
o
PR Residential Mortgage & OREO
o
PR Commercial Loans & OREO
Loan Portfolio Composition ($6.7B)
Doral Growth
(74%)
Doral Recovery
(26%)
Loan Portfolio $ MM
Loan Category Growth Recovery Total
Residential $2,232 $1,042 $3,274
CRE 699 462 1,161
C&I 1,526 108 1,634
Construction & Land 525 127 652
Consumer / Other 19 - 19
Total $5,001 $1,739 $6,740
US Commercial
(41%)
PR Mortgage
(33%)

Doral Operating Segments
Two Operating Segments:  High Margin Bank & Special Servicing Group
Puerto Rico Mortgage & Retail Banking
o
$2.2B Residential Mortgage Portfolio
o
Doral remains the #2 Mortgage Bank in Puerto Rico
o
A $10.7B Mortgage Servicer
o
Maintaining over $1.6B of deposits
US Commercial & Retail Banking
o
$2.7B High NIM Specialty Commercial Lender
o
8  branches with over $1.7B of deposits ($169MM growth in Q4)
o
Achieved over $55MM of income @ >2% ROAA in 2013
63% of Loans are Performing.
$1.0B of Puerto Rico Residential Mortgages
o
TDRs and Defaulted Loans (180 days past due)
o
67% of loans are Performing
$0.7B of Puerto Rico Commercial Loans
o
CRE, Small Business and Construction & Land
o
57% of loans are Performing
$0.1B of OREO & Other
Puerto Rico Loans
(34%)
US Loans
(40%)
PR OREO & Other
(6%)
Cash & Securities
(15%)
PR Commercial
(38%)
PR Residential Mortgage
(56%)
Taxes & Other
(11%)
Doral Growth:  Mortgage & Commercial Bank Doral Recovery: Puerto Rico Special Servicing Portfolio

Q4 Results
Net Loss ($MM) 4Q ’13
Net Interest Income $57.4
Non Interest Income 11.6
Total Net Revenue 69.0
Non-Interest Expense 94.6
Pre-Tax, Pre-Provision Income (25.6)
Credit Provision 25.8
Pre-Tax Income (51.4)
Tax Expense (Benefit) (0.5)
Reported Net Loss $(50.9)
Ratios:
NIM (bps) 302
Average Assets $8,568
$51MM loss driven by credit and compliance costs.
Credit Costs totaled over $41MM
o
$26MM Provision Expense
o
$15MM Non-Interest Expenses (OREO, Foreclosure and
Credit Provision costs)
7
Non-Interest Income impacted by $12MM of
restructuring transactions
Loan portfolio income holding steady as NIM
remained above 300bps
Credit provisions driven by declining asset values
in Puerto Rico:
$MM Total
Residential $1.0
Commercial $24.8
Total $25.8
o
$9MM related to capital contributions (sale of I/O)
o
$3MM related to early termination of debt

Asset Quality

1
Excludes Loans Held for Sale & FHA / VA Loans
2
UPB- Partial Charge Offs
3
Adjusted Coverage ratio, (ALLL+Partial Charge Offs)/UPB
NPAs down $27MM; Recovery efforts driving continued reduction in NPAs
NPL:  Adjusted Coverage Ratios
$ MM UPB
Partial Charge-Offs,
Deferred Fees and
Discounts
Recorded
Investment
ALLL
ALLL + Partial
Charge-Offs
Adjusted
Coverage
Ratio
Residential 498.1 81.2 416.9 81.3 162.5 32.6%
Commercial / Consumer 426.6 157.6 269.0 49.6 207.2 48.6%
Total $924.7 $238.8 $685.9 $130.9 $369.7 40.0%
NPL Adjusted Coverage Ratio increased to 40%
NPL & NPA:  Q3 vs. Q4
NPL NPA
$ MM Q3 Q4 Change Q3 Q4 Change
Residential 431.0 416.9 (14.1) 512.9 509.4 (3.5)
Commercial/
Consumer
286.5 269.0 (17.4) 330.9 307.3 (23.6)
Total $717.4 $685.9 $(31.5) $843.8 $816.7 $(27.1)
1
1
1
2
3

Executive Summary
Fourth Quarter significantly impacted by lower asset values and lower mortgage volume
DFC contributed $81MM of capital to Doral Bank, but these transactions created a $9MM loss
Doral Recovery continues to drive down NPAs, however credit costs continue to rise
NIM remained above 300bps on higher US margin and lower funding costs
Capital ratios remain in excess of regulatory requirements
US platform remains highly profitable – now  represents 41% of loans and 48% of retail deposits

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton – Executive Vice President
212 / 329-3794
Media:
Lucienne Gigante – SVP Public Relations
787 / 474-6298
Conference Call:
2:00 PM EDT  March 24, 2014
(800) 288-8975 or (612) 332-0725
Conference Call Replay:
March 24, 2014 – April 24, 2014
(800) 475-6701 or (320) 365-3844
Replay Code:  322434
christopher.poulton@doralfinancial.com
lucienne.gigante@doralbank.com

Exhibits

Exhibit A – Financial Summary

($ MM) 31-Dec-13 30-Sep-13 30-June-13 31-Mar-13 31-Dec-12
Income Statement
Net Interest Income 57.4 57.6 50.5 60.7 56.8
Provision for Credit Losses 25.8 23.6 5.5 18.7 21.3
NII After Provisions 31.6 34.0 45.0 42.0 35.5
Non-Interest Income 11.6 18.6 16.8 24.5 28.8
Non-Interest Expense 94.6 68.4 73.9 74.9 86.2
Pre-Tax Loss (51.4) (15.7) (12.1) (8.4) (21.9)
Income Taxes (0.5) (1.0) (1.7) 4.0 (50.2)
Net Income/ (Loss) (50.9) (14.7) (10.4) (12.4) 28.3
Pre-Tax Pre-Provision Income /(Loss) (25.6) 7.9 (6.6) 10.3 (0.6)
Balance Sheet
Total Gross Loans (incl. HFS) $6,740 $6,751 $6,705 $6,614 $6,613
Loan Loss Reserves 131 113 112 125 135
Total Deposits 4,997 4,980 4,972 4,783 4,629
Total Assets 8,493 8,570 8,521 8,369 8,479
Profitability Metrics
Net Interest Margin 3.02% 3.03% 2.70% 3.31% 2.97%
Capital & Credit Ratios
NPL / Loans¹
10.3% 11.1% 11.6% 12.3% 11.9%
Leverage Ratio (DFC) 7.58% 8.67% 8.98% 9.26% 9.39%
1
Excludes Loans Held for Sale and Residential loans guaranteed by FHA / VA

($ MM)
PR
Growth
US
Doral Growth¹
Recovery Corporate Treasury Total
Income Statement
Net Interest Income $19.2 $28.0 $47.2 $10.3 $(0.1) $0.0 $57.4
Non-Interest Income 21.6 1.6 23.2 0.0 0.0 (11.6) 11.6
Total Net Revenue 40.8 29.6 70.4 10.3 (0.1) (11.6) 69.0
Non-Interest Expense 32.8 14.0 46.8 31.4 15.2 1.1 94.6
Pre-Tax , Pre Provision Income 8.0 15.6 23.6 (21.2) (15.3) (12.7) (25.6)
Credit Provision 6.5 1.0 7.5 18.3 0.0 0.0 25.8
Pre-Tax Income $1.5 $14.6 $16.1 $(39.5) $(15.3) $(12.7) $(51.4)
Allocation of Corporate & Treasury
Adjusted Revenue (10.2) (1.5) 0.1 11.6 0.0
Adjusted Non Interest Expense 14.2 2.1 (15.2) (1.1) 0.0
Adjusted Pre-Tax Income $(8.3) $(43.1) $0.0 $0.0 $(51.4)
Exhibit B – Segment Reconciliation
1
Doral Growth is the sum of PR Growth and US Segments